DISMISSAL AGREEMENT AND MUTUAL GENERAL RELEASE
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         This Dismissal  Agreement and Mutual General Release is entered into as of the last date indicated on the signature page, by and between Com Vu Corporation and Bernard Frank (collectively, "COM VU"), on the one hand and CBCom, Inc., Max Sun and Charles Lesser (collectively, "CBCOM"), on the other hand.

         WHEREAS, a controversy has arisen between COM VU and CBCOM concerning the circumstances of entering into, performing under and terminating that certain Agreement and Plan of Merger ("MERGER AGREEMENT") between Com Vu Corporation and CBCom, Inc. dated march 26, 1999;

         WHEREAS, COM VU and CBCOM asserted claims against each other in the civil lawsuit entitled, Com Vu Corporation v. CB Com, Inc., Max Sun and Charles
                         -------------------------------------------------------
A. Lesser, CB Com, Inc.  Max  Sun  and  Charles Lesser v. Com Vu Corporation and
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Bernard Frank,  Los Angeles Superior Court, Case No. LCO49888 (the "ACTION");
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         WHEREAS,  COM VU and CBCOM  wish to finally  and  forever  resolve  all disputes relating directly or indirectly to the MERGER AGREEMENT and ACTION;

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, COM VU and CBCOM hereby agree as follows:

         1.       Dismissal  of the Action.  COM VU and CBCOM shall each request
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that the Los Angeles  Superior  Court  dismiss the ACTION with prejudice  within three  (3)  court  days  of  the  complete execution of this document.

         2.        Mutual General Release.   COM VU, on the one hand, and CBCOM,
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on the other hand do hereby irrevocably and unconditionally release, acquit  and forever discharge each other, as well as all their respective subsidiaries, affiliates or otherwise related companies or persons, and all of their respective, former and present, accountants, account executives, administrators,
advisors,  agents,  assigns,  associates,  attorneys,  contractors,   directors,
employees, executors, heirs, insurers, officers, brokers, owners, partners, predecessors, representatives, stockholders, successors, and all other persons acting by, through, under, on behalf of, or in concert with them,or any of them, from any and all actions, claims, counterclaims or cross-claims, cause or causes of unforeseen, patent or latent, including claims for indemnity, contribution or defense, which COM VU or CBCOM, or any one of them, may now or hereafter have or allege to have, which were asserted or could have been asserted in the ACTION or based directly or indirectly on the subject matter of the ACTION, or related directly or indirectly to the MERGER AGREEMENT. This Mutual General Release shall be effective as to bar all actions, fees, damages, losses, claims, causes of action, prosecutions, liabilities, rights of audit and demands of whatsoever character, nature and kind, known or unknown, suspected or unsuspected.



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
         3.       Counterparts.  This  Dismissal  Agreement  and Mutual  General
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 Release may be executed by the parties in counterpart, each of  which  shall be deemed an original and all of which together shall be deemed one and the same instrument. A facsimile signature shall have the same force and effect as an
original signature.  This Agreement consists of 2 original  typewritten   pages,
inclusive of signature pages.

     We,  the  signatories   hereto,   hereby  certify  that  we  knowingly  and
voluntarily agree to be bound by the terms and conditions set forth above in and of this Dismissal Agreement and Mutual General Release.




         Dated: 9/28/2000                   By: /s/Bernard Frank
              ---------------                   ---------------------------
                                                Bernard Frank, as an authorized
                                                Director of and on behalf of
                                                Com Vu Corporation

         Dated: 9/28/2000                   By: /s/Bernard Frank
              -----------------                 ---------------------------
                                                Bernard Frank

         Dated: 10/4/00                     By: /s/ Max Sun
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                                                CB Com, Inc.
                                            Its:
                                                ---------------------------

         Dated: 10/4/00                     By: /s/Max Sun
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                                                Max Sun

         Dated: 10/4/00                     By: /s/Charles Lesser
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                                                Charles Lesser



















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